STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 010 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments at fair value	$ 354,031,685	$ 318,453,021
Receivables:
Notes receivable from participants	6,776,452	6,142,105
Employer contributions	119,793	230,053
Participant contributions	406	623
Total receivables	6,896,651	6,372,781
Total assets	360,928,336	324,825,802
Net assets available for benefits	$ 360,928,336	$ 324,825,802